                                                                    Exhibit 99.2


                               E-MED FUTURE, INC.
                         Formerly Micro-Economics, Inc.
                          (A Development Stage Company)
                                December 31, 2002

                             PRO-FORMA BALANCE SHEET

                                                                                                  Pro-Forma
                                                Micro-               E-Med          Pro-Forma      Balance
                                            Economics, Inc.       Future, Inc.     Adjustments      Sheet
                                            ---------------       ------------     -----------    ---------
                                     ASSETS

CURRENT ASSETS
  Cash                                                                  13,217                       13,217
  Accounts receivable                                                    4,000                        4,000
  Inventory                                                            173,488                      173,488
  Prepaid expenses                                                       3,191                        3,191
                                                                      --------                    ---------
          Total Current Assets                                         193,896                      193,896

EQUIPMENT, net of depreciation                                         132,158                      132,158
INTANGIBLE ASSETS,
   net of amortization                                                 165,261                      165,261
                                                                      --------                    ---------
                                                                      $491,315                    $ 491,315
                                                                      ========                    =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Notes payable to bank                                               $ 76,098                    $  76,098
  Notes payable to related party                                       215,585                      215,585
  Accounts payable                                                      54,010                       54,010
  Accrued expenses                                                      21,248                       21,248
                                                                      --------                    ---------
                                                                       366,941                      366,941

STOCKHOLDERS' EQUITY
  Preferred stock $0.001 par value,
    10,000 shares authorized, 3,970
    shares issued and outstanding,
    each share is convertible into
    5,000 shares of common stock                                             4              (4)           -
  Paid in capital                                 $     666            504,996         (19,846)     485,816
  Common stock, $0.001 par value
    20,000,000 authorized, none
    issued and outstanding
  Common stock, $0.001 par value,
    authorized 25,000,000 shares,
    issued and outstanding 1,000,000
    shares                                            1,000                             19,850       20,850
  Deficit accumulated during development
    stage                                            (1,666)          (380,626)              -     (382,292)
                                                  ---------           --------        --------    ---------
                                                          -            124,374               -      124,374
                                                  ---------           --------        --------    ---------

                                                                      $491,315                    $ 491,315
                                                                      ========                    =========

     The accompanying notes are an integral part of the Pro-Forma Statement.

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                               E-MED FUTURE, INC.
                         Formerly Micro-Economics, Inc.
                          (A Development Stage Company)
                                December 31, 2002

                     NOTES TO PRO-FORMA FINANCIAL STATEMENT

NOTE 1 MERGER

     On April 4, 2003, Micro-Economics, Inc., ("Micro"), a Nevada corporation, acquired all of E-Med Future, Inc.'s outstanding convertible preferred stock by the issuance of 19,850,000 shares of $0.001 par value common stock (the "Merger"). Simultaneously, Micro-Economics, Inc. changed its name to E-Med Future, Inc. In connection with the Merger, the Company became a wholly owned subsidiary of Micro and the Company's officers and directors replaced Micro's officers and directors. Prior to the Merger, Micro was a non-operating "shell" corporation. Pursuant to Securities and Exchange Commission rules, the Merger of a private operating company (E-Med Future, Inc.) into a non-operating public shell corporation with minimal net assets (Micro) is considered a capital transaction. Accordingly, for accounting purposes, the Merger has been treated as an acquisition of Micro by the Company and a recapitalization of the Company. The historical financial statements are those of the Company.